Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Carrico, Gregory C. Thompson and Joel I. Beerman, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to execute and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 any and all amendments, supplements and exhibits to the Registration Statement on Form S-1(file no. 333-161770) (including pre-effective and post-effective amendments and supplements), to execute and file any and all other applications or other documents to be filed with the Commission, each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute. Dated this 24th day of September, 2009.

T. Kevin DeNicola

/s/ Robert M. Gervis
Robert M. Gervis

Stephen E. Macadam

Mark L. Noetzel

Robert A. Schriesheim

David N. Weinstein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Carrico, Gregory C. Thompson and Joel I. Beerman, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to execute and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 any and all amendments, supplements and exhibits to the Registration Statement on Form S-1(file no. 333-161770) (including pre-effective and post-effective amendments and supplements), to execute and file any and all other applications or other documents to be filed with the Commission, each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute. Dated this 25th day of September, 2009.

/s/ T. Kevin DeNicola
T. Kevin DeNicola

Robert M. Gervis

Stephen E. Macadam

/s/ Mark L. Noetzel
Mark L. Noetzel

/s/ Robert A. Schriesheim
Robert A. Schriesheim

/s/ David N. Weinstein
David N. Weinstein